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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2004-4 Indenture dated as of December 21, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-4)

                      AMERICAN HOME MORTGAGE SECURITIES LLC
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             (Exact name of registrant as specified in its charter)


         Delaware                    333-118302             20-0103914
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)        Identification No.)


538 Broadhollow Road
Melville, New York                                              11747
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (516) 396-7700.


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Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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Item 2.01 Completion of Acquisition or Disposition of Assets.
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         On December 21, 2004, a single series of notes, entitled American Home
Mortgage Investment Trust 2004-4, Mortgage-Backed Notes, Series 2004-4 (the "Notes"), were issued pursuant to an indenture, dated as of December 21, 2004 (the "Agreement"), between American Home Mortgage Investment Trust 2004-4, a Delaware statutory trust, as Issuer (the "Issuer"), and The Bank of New York, as Indenture Trustee (the "Indenture Trustee").

Item 8.01 Other Events.
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Description of the Mortgage Pool

         The Notes, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans and home equity revolving lines of credit (the "Mortgage Pool"). The Mortgage Pool is comprised of (i) adjustable-rate and fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties and individual condominium units (the "Mortgage Loans") and (ii) adjustable-rate home equity revolving lines of credit secured primarily by junior liens on one- to four-family residential real properties and individual condominium units (the "HELOCs"). The Mortgage Loans and HELOCs have an aggregate principal balance of approximately $3,305,586,725 and $213,442,576 respectively.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Cut-off Date, December 30, 2004 and January 7, 2005, with respect to the Mortgage Loans and as of January 1, 2005, with respect to the HELOCs.

Item 9.01 Financial Statements and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERICAN HOME MORTGAGE SECURITIES LLC


                                       By: /s/ Alan Horn
                                           ---------------------------------
                                       Name:   Alan Horn
                                       Title:  Executive Vice President


Dated: January 21, 2004
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EXHIBIT NO.         DESCRIPTION
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    99.1            Characteristics of the Mortgage Pool as of the Cut-off
                    Date, December 30, 2004 and January 7, 2005, with respect to the Mortgage Loans and as of January 1, 2005, with respect to the HELOCS relating to American Home Mortgage Investment Trust 2004-4, Mortgage-Backed Notes, Series 2004-4.










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